Exhibit 99.1

For Immediate Release:

FELCOR ANNOUNCES RECEIPT OF REQUIRED CONSENTS AND EXPIRATION OF ITS CONSENT

SOLICITATION WITH RESPECT TO ITS 6.000% SENIOR NOTES DUE 2025

IRVING, Texas — August 9, 2017 — FelCor Lodging Trust Incorporated (“FelCor”) (NYSE: FCH) and its subsidiary, FelCor Lodging Limited Partnership (“FelCor LP”), today announced the expiration and results of FelCor LP’s consent solicitation with respect to its 6.000% Senior Notes due 2025 (CUSIP No. 31430Q BG1) (the “Notes”), which commenced on August 1, 2017.

FelCor LP received consents from holders of $462,396,000 in aggregate principal amount of Notes, representing 97.35% in aggregate principal amount of the Notes outstanding. FelCor LP undertook the consent solicitation at the request and expense of RLJ Lodging Trust (NYSE: RLJ) (“RLJ”) in accordance with the terms of the Agreement and Plan of Merger (the “Merger Agreement”), among RLJ, RLJ Lodging Trust, L.P. (“RLJ LP”), Rangers Sub I, LLC, a wholly owned subsidiary of RLJ LP (“REIT Merger Sub”), Rangers Sub II, LP, an indirect wholly owned subsidiary of RLJ LP (“Partnership Merger Sub”), FelCor and FelCor LP, providing for the merger of Partnership Merger Sub with and into FelCor LP, with FelCor LP surviving as a wholly owned subsidiary of RLJ LP (the “Partnership Merger”), and immediately thereafter, the merger of FelCor with and into REIT Merger Sub, with REIT Merger Sub surviving as a wholly owned subsidiary of RLJ LP (together with the Partnership Merger, the “Mergers”).

In conjunction with receiving the requisite consents, FelCor LP, FelCor, the guarantors party thereto and U.S. Bank National Association, a national banking association, as trustee, entered into the first supplemental indenture (the “First Supplemental Indenture”) to the indenture governing the Notes, dated as of May 21, 2015 (as supplemented and amended, the “Indenture”), to provide that FelCor LP’s obligation under the Indenture to make a “Change of Control Offer” (as defined in the Indenture) will not apply to the Mergers or the other transactions contemplated by the Merger Agreement and to add certain definitions relating to the Mergers (the “Proposed Amendment”). The First Supplemental Indenture became effective immediately upon execution, but the First Supplemental Indenture and the Proposed Amendment will not become operative until immediately preceding the effective time of the Partnership Merger, and the Consent Fee of $2.50 per $1,000 principal amount of the Notes will only be paid upon consummation of the Mergers, which is expected to occur on or about August 31, 2017.

For additional information regarding the terms and conditions of the consent solicitation, please contact the solicitation agent, Barclays Capital Inc., by calling (800) 438-3242 (toll-free) or (212) 528-7581 (collect), or the information agent, D.F. King & Co., Inc., by calling (877) 361-7972 (toll-free), (212) 269-5550 (collect) or by email at fch@dfking.com.

Forward-Looking Statements:

The information presented herein may contain forward looking statements. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which FelCor and RLJ operate and beliefs of and assumptions made by FelCor management and RLJ management, involve significant risks and uncertainties, which are difficult to predict and are not guarantees of future performances, that could significantly affect the financial results of FelCor or RLJ or the combined company after the proposed Mergers. Words such as “projects,” “will,” “could,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” and “might” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. FelCor’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although FelCor believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, FelCor can give no assurance that its expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may materially and adversely affect FelCor’s or the combined company’s business, financial condition, liquidity, results of operations and prospects, include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in the real estate industry, financial markets and interest rates, or to the business or financial condition of either company or business, (iii) increased or unanticipated competition for the companies’ properties, (iv) risks associated with acquisitions, including the integration of the combined companies’ businesses, (v) the potential liability for the failure to meet regulatory requirements, including the maintenance of REIT status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, (viii) risks associated with the companies’ ability to consummate the Mergers and the timing of the closing of the Mergers, (ix) the outcome of any claims and litigation involving or affecting either company, (x) applicable regulatory changes, and (xi) those additional risks and factors discussed in reports filed with the SEC by FelCor and RLJ from time to time, including those discussed under the heading “Risk Factors” in FelCor’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 and FelCor and RLJ’s other filings with the SEC. Neither FelCor nor RLJ, except as required by law, undertakes any duty to update any forward-looking statements appearing in this document or any other document, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Holders should evaluate any statements made by or on behalf of FelCor or their representatives in light of these important considerations.

Additional Information about the Proposed Merger and Where to Find It

This communication relates to the proposed transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of April 23, 2017, by and among RLJ, FelCor and the other entities party thereto.  In connection with the proposed merger, RLJ has filed with the SEC a registration statement on Form S-4 (File No. 333-218439) and RLJ and FelCor have filed with the SEC a definitive joint proxy statement/prospectus, which was first mailed to security holders of RLJ and FelCor on July 18, 2017, as supplemented by a Form 8-K filed on August 7, 2017. RLJ and FelCor also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents (if and when they become available) filed by RLJ and FelCor with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by RLJ with the SEC will be available free of charge on RLJ’s website at www.rljlodgingtrust.com or by emailing RLJ Investor Relations at ir@rljlodgingtrust.com or at 301-280-7774. Copies of the documents filed by FelCor with the SEC will be available free of charge on FelCor’s website at www.felcor.com or by contacting FelCor Investor Relations at asalami@felcor.com or at 972-444-4967.

Certain Information Regarding Participants

RLJ and FelCor and their respective trustees, directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. You can find information about RLJ’s executive officers and Trustees in RLJ’s definitive proxy statement filed with the SEC on March 28, 2017 in connection with its 2017 annual meeting of shareholders and in Form 4s of RLJ’s trustees and executive officers filed with the SEC. You can find information about FelCor’s executive officers and directors in Amendment No. 1 to FelCor’s Annual Report on Form 10-K for the year ended December 31, 2016 on Form 10-K/A filed with the SEC on April 28, 2017. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from RLJ or FelCor using the sources indicated above.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.